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                                                                  EXHIBIT 10.4.7

            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Amendment") executed as of the [ ] day of September, 2003, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association ("Bank One"), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Joint Bookrunner. Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Amended and Restated Credit Agreement dated as of May 2, 2002, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement to increase the Hydrocarbon Borrowing Base to $180,000,000; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth including eliminating any increase in the Borrowing Base arising from the acquisition or redemption of Junior Securities; and

         WHEREAS, as a result of the elimination of any increase in the Hydrocarbon Borrowing Base arising from such acquisitions and redemptions it is no longer necessary to distinguish between the Hydrocarbon Borrowing Base and the Borrowing Base.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Agent and the Lenders, hereby agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

         1.1 DEFINITIONS. Section 1 of the Credit Agreement shall be and it hereby is amended as follows:

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         (a) By amending the following definitions in their entirety to read as follows:

         Borrowing Base shall mean, as of any date, the value assigned by the Lenders from time to time to the Oil and Gas Properties pursuant to Section 7 hereof.

         Unscheduled Redeterminations means a redetermination of the Borrowing Base made at any time other than on the dates set for the regular semi-annual redetermination of the Borrowing Base which are made (A) at the request of Borrower (but only once between Borrowing Base redeterminations), (B) at the request of Super Majority Lenders (but only twice between Borrowing Base redeterminations) or (C) upon the issuance of any Refinancing Securities, provided, however, that (i) Super Majority Lenders may require an Unscheduled Redetermination at any time it appears to Agent or Super Majority Lenders, in the exercise of their reasonable discretion, that either (a) there has been a material decrease in the value of the Oil and Gas Properties, or (b) an event has occurred which is reasonably expected to have a Material Adverse Effect, or
(ii) Super Majority Lenders may require an Unscheduled Redetermination if Borrower terminates any material agreements entered into in connection with a Rate Management Transaction used by Lenders in determining the Borrowing Base or if the counterparty to any such material agreement commences, or has commenced against it any proceeding under any bankruptcy, insolvency or similar law now or hereafter in effect.

         (b) By deleting the definitions for "Hydrocarbon Borrowing Base", "Increased Amount" and "Increase Limit" from such section.

         1.2 AMENDMENT TO BORROWING BASE. Section 7 of the Credit Agreement shall be and it hereby is amended as follows:

         (a) Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

                  (a) Initial Borrowing Base. As of April 1, 2003, the Borrowing Base shall be $170,000,000 and, subject to Section 7(b) hereof, as of October 1, 2003, the Borrowing Base shall be $180,000,000.

         (b) Section 7(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

                  (b) Subsequent Determinations of Borrowing Base. Subsequent determinations of the Borrowing Base shall be made by the Lenders semi-annually on April 1 and October 1 of each year beginning April 1, 2004 or as Unscheduled Redeterminations. By March 1 each year, beginning March 1, 2004, Borrower shall furnish to the Lenders an engineering report in form and substance reasonably satisfactory to Agent prepared by an independent petroleum engineering firm acceptable to Agent, said engineering report to utilize economic and pricing parameters used by the Agent as established from time to time, together with such other information, reports and data concerning the value of the Oil and Gas Properties as Agent shall deem reasonably

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         necessary to determine the value of such Oil and Gas Properties. By
         September 1 of each year beginning September 1, 2004, or within thirty
         (30) days after either (i) receipt of notice from Agent that the Lenders require an Unscheduled Redetermination, or (ii) the Borrower gives notice to Agent of its desire to have an Unscheduled Redetermination performed, in each case the Borrower shall furnish to the Lenders an engineering report in form and substance reasonably satisfactory to Agent, said engineering report to utilize economic and pricing parameters used by the Agent as established from to time, together with such other information, reports and data concerning the value of such Oil and Gas Properties. Agent shall by written notice to the Borrower no later than April 1 and October 1 of each year, or within a reasonable time thereafter (herein called the "Determination Date"), notify the Borrower of the designation by the Lenders of the new Borrowing Base for the period beginning on such Determination Date and continuing until, but not including, the next Determination Date. If an Unscheduled Redetermination is to be made by the Lenders, the Agent shall notify the Borrower within a reasonable time after receipt of all requested information of the new Borrowing Base, and such new Borrowing Base shall continue until the next Determination Date. If the Borrower does not furnish all such information, reports and data by any date specified in this Section 7(b), unless such failure is reasonably determined by the Agent to be of no fault of the Borrower, the Lenders nonetheless designate the Borrowing Base at any amounts which the Lenders in their reasonable discretion determine and redesignate the Borrowing Base from time to time thereafter until the Lenders receive all such information, reports and data, whereupon the Lenders shall designate a new Borrowing Base as described above. The procedure for determining the Borrowing Base at each redetermination shall be that the Agent shall determine the Borrowing Base and submit the same to the Lenders. Increases in the Borrowing Base will require approval of all Lenders, but other reaffirmation or changes in the Borrowing Base will be subject to the approval of Required Lenders. If any redetermined Borrowing Base is not approved by Required Lenders within twenty (20) days after submission to the Lenders by the Agent, the Agent shall notify each of the Lenders that the proposed Borrowing Base has not been approved and each Lender will submit within ten (10) days thereafter its proposed Borrowing Base. The redetermined Borrowing Base shall be then determined (in all cases except those involving an increase of the Borrowing Base which requires approval of all Lenders) based upon the weighted arithmetic average of the proposed amounts submitted by each Lender, said proposals to be weighted according to each Lender's Commitment. Each Lender shall determine the amount of the Borrowing Base based upon the loan collateral value which such Lender in its sole discretion (using such methodology, assumptions and discount rates as such Lender customarily uses in assigning collateral value to oil and gas properties, oil and gas gathering systems, gas processing and plant operations) assigns to such Oil and Gas Properties of the Borrower at the time in question and based upon such other credit factors consistently applied (including, without limitation, the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Borrower and its affiliates) as such Lender customarily considers in evaluating similar oil and gas credits. If at any time any of the Oil and Gas Properties are sold, the Borrowing Base then in effect shall automatically be reduced by a sum equal to the amount of prepayment, if any,

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         required to be made pursuant to Section 12(r) hereof. It is expressly understood that the Lenders have no obligation to designate the Borrowing Base at any particular amounts, except in the exercise of their discretion, whether in relation to the Commitments or otherwise. Provided, however, that the Lenders shall not have the obligation to designate a Borrowing Base in an amount in excess of the Commitment.

         (c) Section 7(c) of the Credit Agreement is hereby deleted from the Credit Agreement.

         1.3 AMENDMENT TO UNUSED COMMITMENT FEE. Section 8(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

         (a) Unused Commitment Fee. The Borrower shall pay to Agent for the ratable benefit of the Lenders an unused commitment fee (the "Unused Commitment Fee") equivalent to the Unused Commitment Fee Rate times the daily average of the sum of the (i) Borrowing Base minus Total Outstandings. Such Unused Commitment Fee shall be calculated on the basis of a year consisting of 360 days. The Unused Commitment Fee shall be payable in arrears on the last day of each calendar quarter beginning June 30, 2002 with the final fee payment due on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid. In the event the Commitment terminates on any date prior to the end of any such quarterly period, the Borrower shall pay to the Agent for the ratable benefit of the Lenders, on the date of such termination, the total Unused Commitment Fee due for the period in which such termination occurs. If a date for payment of the Unused Commitment Fee shall be other than a Business Day such payment shall be made on the next succeeding Business Day.

         1.4      AMENDMENT TO AMENDMENTS. Clause (a) of the second sentence of
Section 24 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

         (a) would increase the Borrowing Base,

         1.5 BORROWING BASE INCREASE FEE. The Borrowers shall pay to the Agent, for the ratable benefit of the Lenders, a Borrowing Base increase fee equal to one-quarter of one percent (.25%) of the amount of the $10,000,000 increase in the Borrowing Base from the amount in effect prior to the effectiveness of this Amendment, which fee is due and payable on the date hereof.

SECTION 2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms

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and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

SECTION 3. CONDITIONS. The amendments to the Credit Agreement contained in
Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

         3.1 EXECUTION AND DELIVERY. The Borrower and each Guarantor shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent;

         3.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

         3.3 NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

         3.4 PAYMENT OF BORROWING BASE INCREASE FEE. The Agent shall have received from Borrower, for the ratable benefit of the Lenders, the Borrowing Base increase fee required under Section 1.5 of this Amendment.

         3.5 OTHER DOCUMENTS. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

         3.6 LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

SECTION 4. MISCELLANEOUS.

         4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those

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made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Lenders.

         4.2 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM, BUT NOT FROM ANY PORTION OF SUCH CLAIM ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY.

         4.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same

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document. However, this Amendment shall bind no party until Borrower, Agent and
Lenders have executed a counterpart. Facsimiles shall be effective as originals.

         4.4 WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         4.5 NO IMPAIRMENT. Borrower acknowledges and agrees that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower confirms and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to
Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    RANGE RESOURCES CORPORATION
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    LENDERS:

                                    BANK ONE, NA, a national
                                    banking association (Main Office Chicago) as a Lender and Administrative Agent

                                    By:_________________________________________
                                    Name: Wm. Mark Cranmer
                                    Title: Director, Capital Markets

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                                    BANK OF SCOTLAND

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    JPMORGAN CHASE BANK

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    COMPASS BANK

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    FLEET NATIONAL BANK

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    FORTIS CAPITAL CORP.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    NATEXIS BANQUES POPULAIRES

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    COMERICA BANK
                                    (successor by merger with
                                    Comerica Bank-Texas)

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                            CONSENT AND REAFFIRMATION

         The undersigned (each a "Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to Amended and Restated Credit Agreement (the "Sixth Amendment"); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "Guaranty") and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Sixth Amendment.

                                    GUARANTORS:

                                    RANGE ENERGY I, INC.
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    RANGE HOLDCO, INC.
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    RANGE PRODUCTION COMPANY
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    RANGE ENERGY VENTURES
                                    CORPORATION, a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    GULFSTAR ENERGY, INC.
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    RANGE ENERGY FINANCE CORPORATION
                                    a Delaware corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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